SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
August13, 2014
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

Office Address: 2036 Washington Street, Hanover, Massachusetts 02339
Mailing Address: 288 Union Street, Rockland, Massachusetts 02370
(Address of Principal Executive Offices)

(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Governance Principles of Independent Bank Corp. (the “Company”) provide that Directors will be ineligible to serve on the Board once they attain the age of 72 and that Directors who reach that age during their elected term shall retire from the Board upon reaching the age of 72.

Effective as of Wednesday, August 13, 2014 the Board of Directors of the Company and Rockland Trust Company, the Company’s wholly-owned commercial bank subsidiary (“Rockland Trust”), accepted the retirement of Richard H. Sgarzi from the Board of Directors of both the Company and Rockland Trust in accordance with the Company’s Governance Principles because he had reached the age of 72.

In connection with Mr. Sgarzi’s retirement, the size of the Board of Directors of both the Company and of Rockland Trust will decrease from thirteen to twelve and the number of Class I Directors on the Company’s Board of Directors will decrease from four to three.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.
Date: August 13, 2014	BY: /s/Edward H. Seksay
EDWARD H. SEKSAY
GENERAL COUNCEL

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